SHARE EXCHANGE AGREEMENT

     This Share Exchange  Agreement  ("Agreement")  between  Online  Processing,
Inc., a Nevada corporation ("ONLINE"), and the persons listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding stock of Communication Field Services, Inc., a Nevada corporation ("CFSC"), is entered into as of February 28, 2003.

                                    RECITALS

     A. CFSC is a Nevada corporation.

     B. The Shareholders own all of the issued and outstanding shares of common stock of CFSC (the "CFSC Stock").

     C. The Shareholders have agreed to sell to ONLINE, and ONLINE has agreed to purchase, the CFSC Shares from the Shareholders in exchange for shares of common stock of ONLINE, pursuant to the terms and conditions set forth in this Agreement.

     D. CFSC will become a wholly owned subsidiary of ONLINE.

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1. Exchange of Stock.
   ------------------

     (a) The Shareholders agree to transfer to ONLINE, and ONLINE agrees to purchase from the Shareholders, all of the Shareholders' right, title and interest in their CFSC Stock, representing 100% of the issued and outstanding stock of CFSC, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

     (b) At the Closing (as defined in Section 2 below), upon surrender by the Shareholders of the certificates evidencing the CFSC Stock duly endorsed for transfer to ONLINE or accompanied by stock powers executed in blank by the Shareholders, ONLINE will cause 10,800,000 shares (subject to adjustment for fractionalized shares as set forth below) of the common voting stock, par value $0.001 of ONLINE (the "ONLINE Stock") to be issued to the Shareholders, in full satisfaction of any right or interest which each Shareholder held in the CFSC Stock. The ONLINE Stock will be issued to the Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in the CFSC Stock, as set forth on Exhibit A. Any --------- fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number. As a result of the exchange of the CFSC Stock in exchange for the ONLINE Stock, CFSC will become a wholly-owned subsidiary of ONLINE.

          ONLINE intends to change its name to CFS Corporation or a similar name available in Nevada and the stock certificates to be issued to the shareholders may be issued in the name of ONLINE or such new name as may be available.

2. Closing.
   --------

     (a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held on or after February 28, 2003, at the offices CFSC's counsel at 777 Third Avenue, New York, NY 10017, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

     (b) With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3. Representations and Warranties of ONLINE.
   -----------------------------------------

     ONLINE represents and warrants as follows:

     (a) ONLINE is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

     (b) The authorized capital stock of ONLINE consists of (i) 25,000,000 shares of common stock, $0.001 par value per share, of which 3,613,900 shares are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of ONLINE's common stock are fully paid and nonassessable. Other than as set forth herein, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of Online, or any securities convertible into or exchangeable for capital stock of Online or other securities of Online, from or by Online.

     (c)  ONLINE has no subsidiaries.

     (d) Execution of this Agreement and performance by ONLINE hereunder has been duly authorized by all requisite corporate action on the part of ONLINE, and this Agreement constitutes a valid and binding obligation of ONLINE, and ONLINE's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to ONLINE's knowledge any law or regulation, to which any property of ONLINE is subject or by which ONLINE is bound.

     (e) The written consent of a majority of shareholders to be provided pursuant Section 6(c) herein, satisfies the requirements of NRS 78.378 to 78.3793, inclusive, regarding acquisition of controlling interest and as a result the CFS Shareholders will have full right and authority to vote the Online Stock upon consummation of the transactions contemplated herein.

     (f) ONLINE has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

     (g)  At the Closing ONLINE will have no assets and no liabilities.

     (h) There are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting ONLINE at law or in equity or before or by any Federal, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore.

     (i) ONLINE is not a party to any material contract. For purposes of this Agreement "material" shall mean any contract, debt, liability, claim or other obligation valued or otherwise worth $2,000 or more.

     (j) Other than Terri Wonderly, ONLINE has no officers, directors or employees.

     (k) No current officer, director, affiliate or person known to ONLINE to be the record or beneficial owner of in excess of 5% of Online's common stock, or any person known to be an associate of any of the foregoing is a party adverse to ONLINE or has a material interest adverse to ONLINE in any material pending legal proceeding.

     (l) ONLINE has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes and all assessments, fees and charges which it is obligated to pay by federal, state or other taxing authority to the extent that such taxes, assessments, fees and charges have become due. ONLINE has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of ONLINE.

     (m) ONLINE is a publicly reporting company pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Act") and is in compliance with all reporting requirements of the Act. ONLINE's Form 10-KSB for the period ending December 31, 2002, and any other periodic filings made by ONLINE as filed with the SEC, including all exhibits, documents and attachments thereto, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not materially misleading.

     (n) ONLINE's common stock currently trades on the over-the-counter market bulletin board market commonly referred to as the "OTCBB." ONLINE is not aware of any fact or circumstance that would jeopardize or otherwise impair the ability of ONLINE's common stock to continue trading on the OTCBB presently or after consummation of the transactions contemplated herein.

     (o) ONLINE has had the opportunity to perform all due diligence investigations of CFSC and its business and operations as it has deemed necessary or appropriate and to ask questions of the officers and directors of CFSC and has received satisfactory answers to all of its questions. ONLINE has had access to all documents and information about CFSC and has reviewed sufficient information to allow it to evaluate the merits and risks of the transactions contemplated by this Agreement.

     (p) ONLINE is acquiring the CFSC shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.


4. Representations and Warranties of the Shareholders.
   ---------------------------------------------------

     The Shareholders, jointly and severally, represent and warrant as follows:

     (a) CFSC is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

     (c) There are no agreements purporting to restrict the transfer of the CFSC Stock, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the CFSC Stock. The CFSC Stock held by the Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. There are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of CFSC, or any securities convertible into or exchangeable for capital stock of CFSC or other securities of CFSC, from or by CFSC.

     (d) The Shareholders have full right, power and authority to sell, transfer and deliver the CFSC Stock, and upon delivery of the certificates therefore as contemplated in this Agreement, the Shareholders will transfer to ONLINE valid and marketable title to the CFSC Stock, including all voting and other rights to the CFSC Stock, free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Shareholders owns and holds that the number or percentage of CFSC Stock, which are listed opposite their names on Exhibit A attached hereto.

     (d) There is no litigation or proceeding pending, or to any Shareholder's knowledge, threatened, against or relating to CFSC or to the CFSC Shares.

     (e) CFSC has filed in correct form all tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. CFSC has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of CFSC.

     (f) The financial statements that have been provided to ONLINE have been prepared consistent with U.S. Generally Accepted Accounting Principles (" U.S. GAAP") and fairly present the assets and liabilities of CFSC as of the date of such financial statements.

     (g) The current residence address or principal place of business (for any non-individual shareholder) of the CFSC Shareholders is as listed on Exhibit A attached hereto.

     (h) The CFSC Shareholders have had the opportunity to perform all due diligence investigations of ONLINE and its business as they have deemed necessary or appropriate and to ask questions of ONLINE's officers and directors and have received satisfactory answers to all of their questions. The Shareholders have had access to all documents and information about ONLINE and have reviewed sufficient information to allow them to evaluate the merits and risks of the acquisition of the ONLINE Stock.

     (i) The Shareholders are acquiring the ONLINE Stock for their own account (and not for the account of others) for investment and not with a view to the distribution therefor. The Shareholders will not sell or otherwise dispose of the ONLINE Stock without registration under the Securities Act of 1933, as amended, or an exemption therefrom, and the certificate or certificates representing the ONLINE Stock will contain a legend to the foregoing effect.

     (j) The representations and warranties of the Shareholders shall be true and correct as of the date hereof and as of the Closing Date.

5. Conduct Prior to the Closing.
   -----------------------------

     ONLINE and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

     (a) No change will be made in the charter documents, by-laws, or other corporate documents of ONLINE or CFSC.

     (b) ONLINE and CFSC will each use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and neither ONLINE or CFSC will enter into any material commitment except in the ordinary course of business.

     (c) None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the CFSC Stock owned by them.

6.  Conditions to Obligations of Shareholders.
    ------------------------------------------

     The Shareholder's obligation to complete the transactions contemplated herein is subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

     (a) The representations and warranties of ONLINE set forth herein will be true and correct the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     (b) ONLINE will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

     (c) This Agreement will have been approved by the Board of Directors of ONLINE and at least a majority of the Shareholders of ONLINE by written consent or otherwise.

     (d) ONLINE will have delivered to the Shareholders the documents set forth below in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

          (i) ONLINE is a corporation duly organized, validly existing, and in good standing;

          (ii) ONLINE's authorized capital stock is as set forth herein;

          (iii)Certified copies of the resolutions of the Board of Directors and Shareholders of ONLINE authorizing the execution of this Agreement and the consummation hereof;

          (iv) An opinion of T. Alan Owen & Associates, P.C., counsel to ONLINE,
               (A) that the company has had legitimate operations since the date of inception and, as a result, Online's restricted common stock shall be eligible for sale in accordance with the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended and (B) that the written consent of a majority of shareholders to be provided pursuant Section 6(c) herein, satisfies the requirements of NRS 78.378 to 78.3793, inclusive, regarding acquisition of controlling interest and as a result the CFS Shareholders will have full right and authority to vote the Online Stock upon consummation of the transactions contemplated herein; and

          (v)  Any further document as may be reasonably requested by counsel to
               the   Shareholders   in   order  to   substantiate   any  of  the
               representations or warranties of ONLINE set forth herein.

     (e) Terri Wonderly shall have canceled back 2,000,000 shares of ONLINE's common stock that she currently owns at or prior to Closing.

     (f) Terri Wonderly shall have entered into the option agreements set forth as Exhibit B & C (the "Option Agreements"), respectively with those persons listed on Exhibit D (the "Optionees").

     (g) There will have occurred no material adverse change in the business, operations or prospects of ONLINE.

7. Conditions to Obligations of ONLINE.
   ------------------------------------

     ONLINE's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the ONLINE, as appropriate:

     (a) The representations and warranties of the Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     (b) The Shareholders will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

     (c) The Shareholders will have delivered to ONLINE the documents set forth below in form and substance reasonably satisfactory to counsel for ONLINE, to the effect that:

          (i) CFSC is a corporation duly organized, validly existing, and in good standing;

          (ii) CFSC's authorized capital stock is owned as set forth herein and Exhiibit A hereto; and

          (iii)Any further  document as may be  reasonably  requested by counsel
               to  the   Shareholders  in  order  to  substantiate  any  of  the
               representations or warranties of CFSC set forth herein.

     (d) Terri Wonderly shall have entered into the option agreements set forth as Exhibit B & C (the "Option Agreements"), respectively with those persons listed on Exhibit D (the "Optionees").

     (e) The Shareholders shall have deposited 10,800,000 of ONLINE Stock issued pursuant to this Agreement with Law Offices of Louis E.
          Taubman, as the escrow agent, pursuant to the terms of the Stock Pledge and Escrow Agreements set forth in Exhibits E & F, respectively, until such time as the Optionees have complied in full with the terms of the Option Agreements.

     (f)  190,000  shares   ONLINE's  common  stock  shall  be  issued  to  Lynn
          Management, LLC.

     (g) CFSC shall have engaged an auditor reasonably acceptable to ONLINE and such auditor shall have commenced its audit of CFSC's financial statements.

     (h) There will have occurred no material adverse change in the business, operations or prospects of CFSC.

8. Additional Covenants.
   ---------------------

     (a) Between the date of this Agreement and the Closing, the Shareholders, with respect to CFSC, and ONLINE, with respect to itself, will, and will cause their respective representatives to, (i) afford the other party and its representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party; (ii) furnish the other party and its representatives with copies of all such contracts, books and records, and other existing documents and data as the other may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish the other party and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. The
          Shareholders will cause CFSC to, and ONLINE will provide the Shareholders, with complete copies of all material contracts and other relevant information on a timely basis in order to keep the other party fully informed of the status of their respective business and operations.

     (b) ONLINE will deliver ONLINE's corporate books and records, including all records relating to ONLINE's audited financial statements, to the CFSC Shareholders at Closing.

     (c) The parties agree that they will not make, and the Shareholders will not permit CFSC to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

     (d) ONLINE and the Shareholders will cooperate with each other in the preparation of a Form 8-K to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

     (e) Each of the ONLINE officers and directors will deliver a written statement to ONLINE resigning from all officer and director positions held by them at ONLINE.

     (f) ONLINE will not issue any shares pursuant to Form S-8 until the Option Agreements referred to in paragraph 7(d) have been exercised and paid in full or have otherwise terminated in accordance with their terms and ONLINE has completed its first acquisition is completed.

9. Termination.
   ------------

     This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Shareholders or ONLINE if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by March 31, 2003; or (3) by any of the Shareholders or ONLINE if the Closing has not taken place by March 31, 2003, unless adjourned to a later date by mutual consent in writing.

10. Expenses.
   ----------

     Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

11. Survival of Representations and Warranties.
   --------------------------------------------

     The representations and warranties of the Shareholders and ONLINE set out in this Agreement will survive Closing for a period twelve months.

12. Waiver.
    -------

     Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

13. Brokers.
    --------

     Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

13. Notices.
    --------

     All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to ONLINE, to:

Online Processing, Inc.
750 E. Interstate 30
Suite 100
Rockwell, TX 75087

If to the Shareholders, to:
the addresses set forth on Exhibit A hereto.
                           ---------

14. General Provisions.
    -------------------

     (a) This Agreement will be governed by and under the laws of the State of New York, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

     (b) The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Nevada. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in Dallas, Texas before a panel of three (3) arbitrators, each with at least 10 years experience in the securities industry. The arbitrators shall not alter the terms of this Agreement or any related agreement.

     (c) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

     (d) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.

     (e) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

     (f) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

     (g) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

     (h) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                             SIGNATURE PAGE FOLLOWS

EXECUTED:

ONLINE PROCESSING, INC.


By: /s/ Terri Wonderly
   ---------------------------------
         Terri Wonderly, President



THE SHAREHOLDERS OF COMMUNICATION FIELD SERVICES, INC.:



/s/ Roger Henely
------------------------------------
         Roger Henely


/s/ Kenneth E. Bailey, Jr.
------------------------------------
         Kenneth E. Bailey, Jr.


/s/ William R. Shroyer
------------------------------------
         William R. Shroyer


/s/ Thomas A. Brewer
------------------------------------
         Thomas A. Brewer


/s/ Richard R. Holm
------------------------------------
         Richard R. Holm



Partners Resources, LLC


By:
   ---------------------------------



/s/ Peter Bowthorpe
------------------------------------
         Peter Bowthorpe

/s/ Joel A. Shapiro
------------------------------------
         Joel A. Shapiro


/s/ Patrick Shane
------------------------------------
         Patrick Shane


/s/ Barry Alexander
------------------------------------
         Barry Alexander



/s/ Mitchell J. Weiner
------------------------------------
         Mitchell J. Weiner


/s/ Richard H. Rosenblum
------------------------------------
         Richard H. Rosenblum

                                    EXHIBIT A
                                    ---------


Shareholder                        CFS Shares held    Online Shares to be issued
-----------                        ---------------    --------------------------

Roger Henely                              20,300                   3,260,000
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                       504                      81,000
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                           504                      81,000
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                             504                      81,000
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                              504                      81,000
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                     2,030                     326,000
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                           12,993                   2,086,000
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                           10,815                   1,736,000
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                              10,815                  1,736,000
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                            2,604                     418,000
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                         3,864                     620,000
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062

Richard H. Rosenblum                       1,831                     294,000
122 Marlborough Road
Scarborough, New York 10510

                                OPTION AGREEMENT

     This option agreement (the "Agreement") dated as of February 28, 2003, is entered into by and between Terri Wonderly (the "Optionor") and Barry Alexander (the "Option Holder").

                                    Recitals
                                    --------

     A. Optionor is the owner of 205,000 shares of Online Processing, Inc. (the "Company's") common stock, par value $.001 (the "Shares") originally acquired on March 28, 2002.

     B. Optionor desires to grant Option Holder the option to buy the Shares from the Optionor pursuant to the terms of this Agreement.

     Now therefore, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

     1. Grant of Option.
     -------------------
     Optionor hereby grants to the Option Holder, the right and option (hereinafter called the "Option"), to require Optionor to sell all or any part of an aggregate of 205,000 Shares of the Company's common stock (such number being subject to adjustment as provided in paragraph 6 hereof) on the terms and conditions set forth herein.

     2. Purchase Price.
     ------------------
     The purchase price of the shares of the Shares covered by the Option shall be $.61 per share (such price being subject to adjustment as provided in paragraph 6 hereof).

     3. Term of Option.
     ------------------
     The term of this Option shall be two (2) years from the date of this grant.


     4. Vesting.
     -----------
     The Options shall vest and become exercisable in full on the date which is 120 days from the date of this Agreement.

     5. Payment.
     -----------
     The purchase price of the Shares as to which the Option shall be exercised shall be paid in full by check, money order or wire transfer, at the option of the Option Holder, to the address set forth in Section 8 and all such payments shall be made payable to:

                  T. Alan Owen & Associates, P.C.
                  Attorney IOLTA Account F/B/O
                  Terri Wonderly
                  Compass Bank
                  Arlington, TX
                  ABA No. 113010547
                  Account No. 70364360

     6. Changes in Capital Structure.
     --------------------------------
     If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split-up, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of the Company's common stock shall be changed into the same or a different number of shares of the same or another class or classes of stock, the price per share to paid by the Option Holder to Optionor upon exercise of the Option, shall be appropriately adjusted so as to account for such change in the Company's capital structure. In no event shall the Option Holder be required to pay more than $125,050 in the aggregate for the Shares, as adjusted, or shall Optionor be paid less than $125,050 upon exercise of the full Option granted herein.

     7. Method of Exercising Option.
     -------------------------------
     Subject to the terms and conditions of this Option, the Option may be exercised by written notice to Optionor presented any time prior to termination of this Option to the address set forth in Section 8. The exercise date will be the date of the written notice of exercise. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option.

     8. Notices.
     -----------
     All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to Optionor, to:


Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011

with a copy which shall not constitute notice to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

If to the Option Holder to:

Barry Alexander
33948 N. 81st Street
Scottsdale, AZ 85262
with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

     9. Disclaimer.
     --------------
     Optionor will not advise Option Holder as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Option Holder to consult with the Option Holder's tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated Options.

     IN WITNESS WHEREOF, Optionor has executed this Option as of the date first set forth above.

                                                     OPTIONOR

                                                     /s/ Terri Wonderly
                                                     ---------------------------
                                                     Terri Wonderly

                                OPTION AGREEMENT

     This option agreement (the "Agreement") dated as of February 28, 2003, is entered into by and between Terri Wonderly (the "Optionor") and Richard Rosenblum (the "Option Holder").

                                    Recitals
                                    --------

     A. Optionor is the owner of 205,000 shares of Online Processing, Inc. (the "Company's") common stock, par value $.001 (the "Shares") originally acquired on March 28, 2002.

     B. Optionor desires to grant Option Holder the option to buy the Shares from the Optionor pursuant to the terms of this Agreement.

     Now therefore, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

     1. Grant of Option.
     -------------------
     Optionor hereby grants to the Option Holder, the right and option (hereinafter called the "Option"), to require Optionor to sell all or any part of an aggregate of 205,000 Shares of the Company's common stock (such number being subject to adjustment as provided in paragraph 6 hereof) on the terms and conditions set forth herein.

     2. Purchase Price.
     ------------------
     The purchase price of the shares of the Shares covered by the Option shall be $.61 per share (such price being subject to adjustment as provided in paragraph 6 hereof).

     3. Term of Option.
     ------------------
     The term of this Option shall be two (2) years from the date of this grant.

     4. Vesting.
     -----------
     The Options shall vest and become exercisable in full on the date which is 120 days from the date of this Agreement.

     5. Payment.
     -----------
     The purchase price of the Shares as to which the Option shall be exercised shall be paid in full by check, money order or wire transfer, at the option of the Option Holder, to the address set forth in Section 8 and all such payments shall be made payable to:

                  T. Alan Owen & Associates, P.C.
                  Attorney IOLTA Account F/B/O
                  Terri Wonderly
                  Compass Bank
                  Arlington, TX
                  ABA No. 113010547
                  Account No. 70364360

     6. Changes in Capital Structure.
     --------------------------------
     If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split-up, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of the Company's common stock shall be changed into the same or a different number of shares of the same or another class or classes of stock, the price per share to paid by the Option Holder to Optionor upon exercise of the Option, shall be appropriately adjusted so as to account for such change in the Company's capital structure. In no event shall the Option Holder be required to pay more than $125,050 in the aggregate for the Shares, as adjusted, or shall Optionor be paid less than $125,050 upon exercise of the full Option granted herein.

     7. Method of Exercising Option.
     -------------------------------
     Subject to the terms and conditions of this Option, the Option may be exercised by written notice to Optionor presented any time prior to termination of this Option to the address set forth in Section 8. The exercise date will be the date of the written notice of exercise. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option.

     8. Notices.
     -----------
     All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to Optionor, to:


Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011

with a copy which shall not constitute notice to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

If to the Option Holder to:

Richard Rosenblum
122 Marlborough Road
Scarborough, New York 10510
with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

     9. Disclaimer.
     --------------
     Optionor will not advise Option Holder as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Option Holder to consult with the Option Holder's tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated Options.

     IN WITNESS WHEREOF, Optionor has executed this Option as of the date first set forth above.

                                                     OPTIONOR

                                                     /s/ Terri Wonderly
                                                     ---------------------------
                                                     Terri Wonderly

                             STOCK PLEDGE AGREEMENT
                             ----------------------


     STOCK PLEDGE AGREEMENT dated as of February 28, 2003, made by and between those certain parties set forth on Schedule A hereto (each a "Pledgor" and collectively the "Pledgors") and Terri Wonderly (the "Secured Party") and Law Offices of Louis E. Taubman, P.C. (the "Agent"), as agent for the Secured Parties.

     PRELIMINARY STATEMENTS:

     I. The Pledgors own 10,800,000 shares of the common stock, $.001 par value (the "Pledged Securities"), of Online Processing, Inc., a Nevada corporation ("Online").

     II. It is a condition precedent to Online closing that certain Share Exchange Agreement dated February 28, 2003, to purchase to all of the issued and outstanding shares of Communication Field Services, Inc. ("CFSC"), by and between Online and the Pledgors that the Pledgors shall have made the pledge contemplated by this Agreement.

     III. Contemporaneously with the execution of this Agreement, the parties hereto shall also execute an Escrow Agreement.

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

     SECTION A. Pledge.
     ------------------
     The Pledgors hereby pledge to the Agent, and grant to the Agent a security interest in, the following (the "Pledged Collateral"):

     1. the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

     2. all proceeds of any and all of the foregoing Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

     SECTION B. Security for Obligations.
     ------------------------------------
     This Agreement secures the payment of all obligations of Pledgors now or hereafter existing under those certain option agreements between the Pledgors and the Secured Party (the "Options"), copies of which are attached hereto as Exhibits A & B, respectively.

     SECTION C. Delivery of Pledged Collateral.
     ------------------------------------------
     All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuation of an Event of Default (as defined below), the Agent shall have the duty, at any time at the direction of a majority in interest of the Secured Parties on ten (10) business days notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees, or in the name of each of the Secured Parties on a pro rata basis based on each Secured Party's amount subscribed for compared to the total amount subscribed for, any or all of the Pledged Collateral as provided herein, subject only to the revocable rights specified in Section F(a). In addition, the Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION D. Representations and Warranties.
     ------------------------------------------
     The Pledgors, jointly and severally, represent and warrant as follows:

     1. The Pledgors are the owners of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

     2. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the exercise and payment of the Options.

     SECTION E. Further Assurances.
     ------------------------------
     The Pledgors agree that at any time and from time to time the Pledgors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Such acts by Pledgors shall be at Pledgor's expense until such time as the Options have been exercised and paid in full and at the Secured Party's expense once the Options have been exercised and paid in full, except for those expenses that accrued prior to such exercise and payment in full.

     SECTION F. Voting Rights; Dividends; Etc.
     -----------------------------------------
     1.   So long as no Event of Default shall have occurred and be continuing;

          (a) The Pledgors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

          (b) The Pledgors shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Collateral, provided, however, that any and all (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, and (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgors, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgors, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

          (c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgors upon demand and without undue delay all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

     2. Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

          (a) All rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section F(1)(a) and to receive the dividends payments which they would otherwise be authorized to receive and retain pursuant to Section F(1)(b) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights at the direction of the Secured Party and to receive and hold as Pledged Collateral such dividends.

          (b) All dividends which are received by the Pledgors contrary to the provisions of paragraph (a) of this Section F(2) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgors and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

     3.   As used herein, "Event of Default" shall mean the following:

          (a) Any failure on the part of Online or the Pledgors to honor the terms of the Options.

          (b) The issuance of any shares of the Online's capital stock, in a single transaction or group of transactions that would cause the Pledged Securities to be less than 51% of the issued and outstanding stock of ONLINE, without the written consent of the Secured Party. The terms of this paragraph 3(b) shall include securities convertible into shares of Online's capital stock as well.

     SECTION G. Transfers and Other Liens.
     -------------------------------------
     The Pledgors agrees that they will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

     SECTION H. Agent Appointed Attorney-in-Fact.
     --------------------------------------------
     The Pledgors hereby appoint the Agent the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgors under Section F), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgors representing any dividend or any part thereof and to give full discharge for the same.

     SECTION I. Agent May Perform.
     -----------------------------
     If the Pledgors fail to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors under Section L.

     SECTION J. The Agent's Duties.
     ------------------------------
     1. The powers conferred on the Agent hereunder are solely to protect the Secured Party's interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers, except upon the direction of the Secured Party. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

     2. Each Pledgor and the Secured Party hereby, jointly and severally, agree to indemnify and defend the Agent and to hold the Agent harmless from any loss, liability or expense incurred by the Agent without willful malfeasance or nonfeasance or bad faith on its part arising out of or in connection with the acceptance or administration by the Agent of its duties hereunder, including, but not limited to, the reasonable fees, costs and expenses of defending itself against claims of liability hereunder. Anything in the foregoing to the contrary notwithstanding, in the event of a dispute between the parties or between either or both of the parties and the agent or in the event of the agent's resignation if no successor agent has been appointed within 30 days following written notice to the parties by the Agent of such resignation, at the sole discretion of the Agent, the Agent may at any time deposit any or all of the Pledged Collateral with a federal or state court located in New York County, New York selected by the Agent and in such event (x) all liability and responsibility of the Agent shall terminate upon such deposit having been made, and (y) after such deposit is made, and absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Agent may represent the Secured Party in connection with any dispute or proceeding relating to the disposition of the Pledged Collateral. Absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Secured Party and each of the Pledgors hereby waive any actual or alleged conflict of interest by reason of the Agent serving as Agent hereunder or in connection with any such representation. Any breach or violation of the terms of this Agreement by any party, including the provisions and restrictions of this Section J, in addition to giving rise to monetary damages, may be enjoined. The Agent shall not be bound in any way by any agreement or contract between the Secured Party and any Pledgor whether or not it has knowledge thereof, and the

Agent's only duties and responsibilities hereunder shall be to hold the Pledged Collateral as Agent and to dispose of the Pledged Collateral in accordance with the terms of this Agreement. The Agent may act upon any instruments or other writings believed by the Agent in good faith to be genuine and to be signed or presented by the proper persons. The Agent shall not be liable for any error in judgment, law or fact or for any act done or omitted to be done in connection with the performance of its duties under this Agreement, except for its own willful malfeasance or nonfeasance or bad faith. The Agent may consult with independent counsel and a written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by the Agent hereunder in good faith and in reliance upon such opinion.

     SECTION K. Remedies upon Default.
     ---------------------------------
     Subject to the provisions of Section F, if any Event of Default shall have occurred and be continuing:

     1. The Agent may, as directed by the Secured Party, (i) transfer the Pledged Collateral to the Secured Party in full satisfaction of the Pledgors' obligations under the Options or (ii) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Secured Party on default under the Uniform Commercial Code in effect in the State of New York at the time (the "Code") (whether or not the Code applies to the affect Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, as directed by the Secured Party. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     2. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section L) in whole or in part by the Agent to satisfy the obligations of Online and the Pledgors pursuant to the Options, as the Agent shall be directed by the Secured Party. Any surplus of such cash or cash proceeds held by the Agent and remaining after satisfaction in full of such obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION L. Expenses.
     --------------------
     Prior to exercise and payment in full of the Options, the Pledgors will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Agent hereunder or (iii) the failure by the Pledgors to perform or observe any of the provisions hereof. Subsequent to the exercise and payment in full of the options, the Secured Party shall be responsible for all reasonable expenses of the Agent, except for such expenses that accrued prior to exercise and payment in full of the options.

     SECTION M. Amendments, Etc.
     ---------------------------
     This Agreement may be altered or amended only with the written consent of all of the parties hereto.

     SECTION N. Addresses for Notices.
     ---------------------------------
     All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to the Secured Party, to:

Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011

If to the Pledgors, to:

the addresses set forth on Exhibit A hereto.
                           ---------

with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

If to the Agent, to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

     SECTION O. Continuing Security Interest.
     ----------------------------------------

     1. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the exercise and payment in full of the Options and all other amounts payable under this Agreement, (ii) be binding upon the Pledgors, their successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns.

     2. Upon the payment in full of the obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. Upon any such termination, the Agent will, at the Pledgors' expense, return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

     SECTION P. Governing Law; Terms.
     --------------------------------
     The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in New York, New York before a panel of three (3) arbitrators, each with at least 10 years experience in the securities industry. The arbitrators shall not alter the terms of this Agreement or any related agreement.

     SECTION Q. This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

EXECUTED:

PLEDGORS:


/s/ Roger Henely
------------------------------------
         Roger Henely


/s/ Kenneth E. Bailey, Jr.
------------------------------------
         Kenneth E. Bailey, Jr.


/s/ William R. Shroyer
------------------------------------
         William R. Shroyer


/s/ Thomas A. Brewer
------------------------------------
         Thomas A. Brewer


/s/ Richard R. Holm
------------------------------------
         Richard R. Holm



Partners Resources, LLC


By:
   ---------------------------------


/s/ Peter Bowthorpe
------------------------------------
         Peter Bowthorpe


/s/ Joel A. Shapiro
------------------------------------
         Joel A. Shapiro


/s/ Patrick Shane
------------------------------------
         Patrick Shane

/s/ Barry Alexander
------------------------------------
         Barry Alexander


/s/ Mitchell J. Weiner
------------------------------------
         Mitchell J. Weiner


/s/ Richard H. Rosenblum
------------------------------------
         Richard H. Rosenblum



SECURED PARTY:

/s/ Terri Wonderly
------------------------------------
         Terri Wonderly

AGENT:

Law Offices Of Louis E. Taubman, P.C.


By: /s/ Louis E. Taubman
   ---------------------------------
         Louis E. Taubman

                                    EXHIBIT A
                                    ---------


Pledgor                             Online Shares
-------                             -------------

Roger Henely                            3,260,000
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                     81,000
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                         81,000
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                           81,000
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                            81,000
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                    326,000
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                         2,086,000
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                         1,736,000
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                           1,736,000
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                           418,000
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                        620,000
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062

Richard H. Rosenblum                        294,000
122 Marlborough Road
Scarborough, New York 10510

                                ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT ("Agreement") is made as of February 28, 2003 by and between those parties listed on Exhibit A hereto (each a "Pledgor" and collectively, the "Pledgors"), Terri Wonderly, (the "Secured Party") and Law Offices of Louis E. Taubman, P.C. (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Pledgors, Online Processing, Inc. (the "Company") and the Secured Party are parties to certain option agreements (the "Options") and a stock pledge agreement (the "Stock Pledge Agreement"), all dated as of February 28, 2003, pursuant to which 10,800,000 shares of the Company's common stock owned by the Pledgors (the "Shares") are to be held in escrow; and

     WHEREAS, the Pledgors and the Secured Party have requested that the Escrow Agent hold the Shares in escrow pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE 1
                                    ---------
                               TERMS OF THE ESCROW

     1.1 The parties hereby agree to have Law Offices of Louis E. Taubman, P.C. act as Escrow Agent whereby the Escrow Agent shall receive the Shares in escrow and distribute the same as set forth in this Agreement. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Transaction Documents.

     1.2 At or prior to the issuance of the Options, the Pledgors shall deliver to the Escrow Agent certificates representing the (i) 10,800,000 Shares of the Company's common stock, (ii) stock powers executed by the Pledgors for each certificate representing the Shares, and (iii) a letter addressed to the transfer agent of the company authorizing the Transfer Agent to transfer such Shares into the name of the Secured Party.

     1.3 (a) Upon an event of Default pursuant to the Stock Pledge Agreement, Escrow Agent is hereby authorized, 10 days after Pledgor has received notice of such default and had an opportunity to cure, to release to the Secured Party (i) the Shares, (ii) stock powers and (iii) a letter from the Pledgors authorizing the transfer agent of the Company to transfer the Shares to the Secured Party.

          (b) Upon exercise and payment in full or termination of all of the Options, the Escrow Agent shall return the Shares to the Pledgors, less any shares released to the Secured Party pursuant Section 1.3(a).

          (c) Upon the Escrow Agent's completion of its obligations under Sections 1.3(a) or (b) this Agreement shall terminate and the Escrow Agent shall have no further liability hereunder.

     1.4 This Agreement may be altered or amended only with the written consent of all of the parties hereto. Should the Pledgors or the Secured Party attempt to change this Agreement in a manner, which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Pledgors and the Secured Party in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Pledgors and the Secured Party that a successor escrow agent has been appointed, shall be to hold and preserve the Shares that are in his possession. Upon receipt by the Escrow Agent of said notice from the Pledgors and the Secured Party of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Shares, the Escrow Agent shall promptly thereafter transfer all of the Shares that it is still holding in escrow, to said successor escrow agent. Immediately after said transfer of the Shares, the Escrow Agent shall furnish the Pledgors and Secured Parties with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Pledgors or the Secured Party after notice of resignation or removal has been given.

     1.5 The Escrow Agent shall be reimbursed by the Pledgors and the Secured Party for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel, upon whose advice the Escrow Agent may rely. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties to the Pledgors or the Secured Party in connection with this transaction. The Escrow Agent has no liability hereunder to either party other than to hold the Shares received by the Secured Party and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by Secured Party. The Pledgors acknowledge and represents that they are not being represented in a legal capacity by Law Offices of Louis E. Taubman, P.C., and have had the opportunity to consult with their own legal advisors prior to the signing of this Agreement. The Pledgors acknowledge that the Escrow Agent is not rendering securities advice to them with respect to this transaction or otherwise. The Escrow Agent has acted as legal counsel for the Secured Party and may continue to act as legal counsel for the Secured Party, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Pledgors consent to the Escrow Agent acting in such capacity as legal counsel for the Secured Party and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Secured Party and Escrow Agent are relying explicitly on the foregoing provisions contained in this
Section 1.5 in entering into this Agreement.

     1.6 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     1.7 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     1.8 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     1.9 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.

     1.10 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Shares and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of New York in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                    ---------
                                  MISCELLANEOUS

     2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

     2.3 This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.4 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     2.5 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in New York, New York before a panel of three (3) arbitrators, each with at least 10 years experience in the securities industry. The arbitrators shall not alter the terms of this Agreement or any related agreement.

     2.6 All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to the Secured Party, to:

Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011


If to the Shareholders, to:

the addresses set forth on Exhibit A hereto.
                           ---------
with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

If to the Escrow Agent, to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

     2.7 By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Transaction Documents.

     2.8 Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

     2.9 This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             SIGNATURE PAGE FOLLOWS

EXECUTED:

PLEDGORS:

/s/ Roger Henely
------------------------------------
         Roger Henely

/s/ Kenneth E. Bailey, Jr.
------------------------------------
         Kenneth E. Bailey, Jr.

/s/ William R. Shroyer
------------------------------------
         William R. Shroyer

/s/ Thomas A. Brewer
------------------------------------
         Thomas A. Brewer


/s/ Richard R. Holm
------------------------------------
         Richard R. Holm


Partners Resources, LLC


By:
   ---------------------------------



/s/ Peter Bowthorpe
------------------------------------
         Peter Bowthorpe


/s/ Joel A. Shapiro
------------------------------------
         Joel A. Shapiro


/s/ Patrick Shane
------------------------------------
         Patrick Shane


/s/ Barry Alexander
------------------------------------
         Barry Alexander

/s/ Mitchell J. Weiner
------------------------------------
         Mitchell J. Weiner


/s/ Richard H. Rosenblum
------------------------------------
         Richard H. Rosenblum



SECURED PARTY:

/s/ Terri Wonderly
------------------------------------
         Terri Wonderly

ESCROW AGENT:

Law Offices Of Louis E. Taubman, P.C.


By: /s/ Louis E. Taubman
   ---------------------------------
         Louis E. Taubman

                        EXHIBIT A
                        ---------


Pledgor                                Online Shares
-------                                -------------

Roger Henely                               3,260,000
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                        81,000
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                            81,000
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                              81,000
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                               81,000
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                       326,000
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                            2,086,000
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                            1,736,000
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                              1,736,000
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                              418,000
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                           620,000
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062


Richard H. Rosenblum                         294,000
122 Marlborough Road
Scarborough, New York 10510

                             STOCK PLEDGE AGREEMENT
                             ----------------------


     STOCK PLEDGE AGREEMENT ("Agreement") dated as of February 28, 2003, made by and between Online Processing, Inc., a Nevada corporation ("Pledgor"), the parties listed on Exhibit A hereto (the "Secured Parties"), Terri Wonderly ("Wonderly") and Kaufman, Feiner, Yamin, Gildin & Robbins LLP (the "Agent").

     PRELIMINARY STATEMENTS:

     I. The Pledgor, and the Secured Parties and Wonderly are parties to certain option agreements all dated February 28, 2003, pursuant to which the Pledgor has granted Wonderly an option (the "Put Option") to sell 410,000 shares of Pledgor's common stock to Pledgor for $.61 per share ($250,100 total).

     II. In order to secure payment of the Put Option, the secured parties have pledged 10,800,000 shares of Pledgor's common stock to Wonderly pursuant to a Stock Pledge Agreement (the "Online Pledge Agreement"), and as a result, in the event of a default of the Put Option, the Secured Parties would cease to own any shares of the Pledgor.

     III. In such event of default of the Put Option, the parties agree that Pledgor shall divest itself of all ownership interest of Communication Field Services, Inc., a Nevada corporation ("CFSC") and as a result have entered into this Agreement.

     IV. In order to carry out such divestiture, Pledgor is pledging 67,268 shares of CFSC common (the "CFSC Shares") pursuant to the terms of this Agreement.

     IV. Contemporaneously with the execution of this Agreement, the parties hereto shall also execute an Escrow Agreement.

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

     SECTION A. Pledge.
                -------
     The Pledgor hereby pledges to the Agent, and grants to the Agent a security interest in, the following (the "Pledged Collateral"):

     1. the CFSC Shares and the certificates representing the CFSC Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the CFSC Shares; and

     2. all proceeds of any and all of the foregoing Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

     SECTION B. Security for Obligations.
                -------------------------
     This Agreement secures the Pledgor's agreement to divest itself of all shares of CFSC in the event that it defaults on the payment of the Put Option to Wonderly.

     SECTION C. Delivery of Pledged Collateral.
                -------------------------------
     All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuation of an Event of Default (as defined below), the Agent shall have the duty, at any time at the direction of a majority in interest of the Secured Parties on ten (10) business days notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees, or in the name of each of the Secured Parties on a pro rata basis based on each Secured Party's amount subscribed for compared to the total amount subscribed for, any or all of the Pledged Collateral as provided herein, subject only to the revocable rights specified in Section F(a). In addition, the Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION D. Representations and Warranties.
                ------------------------------
     The Pledgor represents and warrants as follows:

     1. The Pledgor is the owners of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

     2. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing Pledgor's agreement to divest itself of the CFSC shares in the event that it defaults in the payment of the Put Option.

     SECTION E. Further Assurances.
                -------------------
     The Pledgor agrees that at any time and from time to time the Pledgor, at its expense, will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION F. Voting Rights; Dividends; Etc.
                ------------------------------

     1.   So long as no Event of Default shall have occurred and be continuing;

          (a) The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

          (b) The Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Collateral, provided, however, that any and all (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, and (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgors, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

          (c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor upon demand and without undue delay all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph
          (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

     2.   Upon the occurrence and during the continuance of an Event of Default:

          (a) All rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section F(1)(a) and to receive the dividends payments which it would otherwise be authorized to receive and retain pursuant to Section F(1)(b) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights at the direction of the Secured Party and to receive and hold as Pledged Collateral such dividends.

          (b) All dividends which are received by the Pledgor contrary to the provisions of paragraph (a) of this Section F(2) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

     3. As used herein, "Event of Default" shall mean any failure on the part of Pledgor to honor the terms of the Put Option.



     SECTION G. Transfers and Other Liens.
                --------------------------
     The Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

     SECTION H. Agent Appointed Attorney-in-Fact.
                ---------------------------------
     The Pledgor hereby appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section F), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or any part thereof and to give full discharge for the same.

     SECTION I. Agent May Perform.
                ------------------
     If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section L.

     SECTION J. The Agent's Duties.
                -------------------

     1. The powers conferred on the Agent hereunder are solely to protect the Secured Parties interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers, except upon the direction of the Secured Parties. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

     2. Each Pledgor and the Secured Party hereby, jointly and severally, agree to indemnify and defend the Agent and to hold the Agent harmless from any loss, liability or expense incurred by the Agent without willful malfeasance or nonfeasance or bad faith on its part arising out of or in connection with the acceptance or administration by the Agent of its duties hereunder, including, but not limited to, the reasonable fees, costs and expenses of defending itself against claims of liability hereunder. Anything in the foregoing to the contrary notwithstanding, in the event of a dispute between the parties or between either or both of the parties and the agent or in the event of the agent's resignation if no successor agent has been appointed within 30 days following written notice to the parties by the Agent of such resignation, at the sole discretion of the Agent, the Agent may at any time deposit any or all of the Pledged Collateral with a federal or state court located in New York County, New York selected by the Agent and in such event (x) all liability and responsibility of the Agent shall terminate upon such deposit having been made, and (y) after such deposit is made, and absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Agent may represent the Secured Party in connection with any dispute or proceeding relating to the disposition of the Pledged Collateral. Absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Secured Party and each of the Pledgors hereby waive any actual or alleged conflict of interest by reason of the Agent serving as Agent hereunder or in connection with any such representation. Any breach or violation of the terms of this Agreement by any party, including the provisions and restrictions of this Section J, in addition to giving rise to monetary damages, may be enjoined. The Agent shall not be bound in any way by any agreement or contract between the Secured Party and any Pledgor whether or not it has knowledge thereof, and the Agent's only duties and responsibilities hereunder shall be to hold the Pledged Collateral as Agent and to dispose of the Pledged Collateral in accordance with the terms of this Agreement. The Agent may act upon any instruments or other writings believed by the Agent in good faith to be genuine and to be signed or presented by the proper persons. The Agent shall not be liable for any error in judgment, law or fact or for any act done or omitted to be done in connection with the performance of its duties under this Agreement, except for its own willful malfeasance or nonfeasance or bad faith. The Agent may consult with independent counsel and a written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by the Agent hereunder in good faith and in reliance upon such opinion.

     SECTION K. Remedies upon Default.
                ----------------------
     Subject to the provisions of Section F, if any Event of Default shall have occurred and be continuing:

     1. The Agent may, as directed by the Secured Parties, (i) transfer the Pledged Collateral to the Secured Parties in full satisfaction of the Pledgor's obligations under this Agreement or (ii) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Secured Party on default under the Uniform Commercial Code in effect in the State of New York at the time (the "Code") (whether or not the Code applies to the affect Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, as directed by the Secured Party. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     2. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section L) in whole or in part by the Agent to satisfy the obligations of Pledgor, as the Agent shall be directed by the Secured Parties. Any surplus of such cash or cash proceeds held by the Agent and remaining after satisfaction in full of such obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION L. Expenses.
                ---------
     Prior to exercise and payment in full of the Options, the Pledgors will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Agent hereunder or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION M. Amendments,  Etc.
                ----------------
     No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, as directed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION N. Addresses for Notices.
                ---------------------
     All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to the Secured Parties, to:

the addresses set forth on Exhibit A hereto.


If to Terri Wonderly, to:

C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011
with a copy which shall not constitute notice to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

If to the Pledgor, to:

Online Processing, Inc.
1295 South Lewis Street
Anaheim, CA 92805

If to the Agent, to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

     SECTION O. Continuing Security Interest.
                -----------------------------

     1. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the exercise and payment in full of the Options and all other amounts payable under this Agreement, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns.

     2. Upon the payment in full of the obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION P. Governing Law; Terms.
                ---------------------
     The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in New York, New York before a panel of three (3) arbitrators, each with at least 10 years experience in the securities industry. The arbitrators shall not alter the terms of this Agreement or any related agreement.

     SECTION Q. This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

SECURED PARTIES:


/s/ Roger Henely
------------------------------------
    Roger Henely


/s/ Kenneth E. Bailey, Jr.
------------------------------------
    Kenneth E. Bailey, Jr.


/s/ William R. Shroyer
------------------------------------
    William R. Shroyer


/s/ Thomas A. Brewer
------------------------------------
    Thomas A. Brewer


/s/ Richard R. Holm
------------------------------------
    Richard R. Holm



Partners Resources, LLC


By:
   ---------------------------------


/s/ Peter Bowthorpe
------------------------------------
    Peter Bowthorpe


/s/ Joel A. Shapiro
------------------------------------
    Joel A. Shapiro


/s/ Patrick Shane
------------------------------------
    Patrick Shane

/s/ Barry Alexander
------------------------------------
    Barry Alexander


/s/ Mitchell J. Weiner
------------------------------------
    Mitchell J. Weiner


/s/ Richard H. Rosenblum
------------------------------------
    Richard H. Rosenblum


PLEDGOR

Online Processing, Inc.


By:
   ---------------------------------


AGENT:


KAUFMAN, FEINER, YAMIN, GILDIN & ROBBINS LLP


By: /s/ Richard H. Rosenblum
   ---------------------------------
        Richard H. Rosenblum

                                    EXHIBIT A


                                            CFS Shares
                                            ----------
Secured Party                               to be issued upon default
-------------                               -------------------------

Roger Henly                                 20,300
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                         504
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                             504
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                               504
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                                504
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                       2,030
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                             12,993
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                             10,815
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                               10,815
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                              2,604
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                           3,864
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062

Richard H. Rosenblum                         1,831
122 Marlborough Road
Scarborough, New York 10510

Signature page cont'd for Stock Pledge Agreement


/s/ Terri Wonderly
------------------------------------
         Terri Wonderly

                                ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT ("Agreement") is made as of February 28, 2003 by and between Online Processing, Inc., a Nevada corporation ("Pledgor"), the parties listed on Exhibit A hereto (the "Secured Parties"), Terri Wonderly ("Wonderly") and Kaufman, Feiner, Yamin, Gildin & Robbins LLP (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Pledgor, and the Secured Parties and Wonderly are parties to certain option agreements all dated February 28, 2003, pursuant to which the Pledgor has granted Wonderly an option (the "Put Option") to sell 410,000 shares of Pledgor's common stock to Pledgor for $.61 per share ($250,100 total);

     WHEREAS, in order to secure payment of the Put Option, the secured parties have pledged 10,800,000 shares of Pledgor's common stock to Wonderly pursuant to a Stock Pledge Agreement (the "Online Pledge Agreement"), and as a result, in the event of a default of the Put Option, the Secured Parties would cease to own any shares of the Pledgor;

     WHEREAS, in such event of default of the Put Option, the parties agree that Pledgor shall divest itself of all ownership interest of Communication Field Services, Inc., a Nevada corporation ("CFSC") and as a result have entered into the Stock Pledge Agreement (the "CFSC Pledge Agreement") attached hereto as Exhibit A; and

     WHEREAS, the parties have requested that the Escrow Agent hold the shares of CFSC pledged pursuant to the CFSC Pledge Agreement in escrow pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE 1
                                    ---------
                               TERMS OF THE ESCROW

     1.1 The parties hereby agree to have Kaufman, Feiner, Yamin, Gildin & Robbins LLP act as Escrow Agent whereby the Escrow Agent shall receive the CFSC Shares in escrow and distribute the same as set forth in this Agreement. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Share Exchange Agreement dated as of February __, 2003 and related documents (the "Transaction Documents").

     1.2 At or prior to the issuance of the Put Option, the Pledgors shall deliver to the Escrow Agent certificates representing the (i) 67,268 Shares of the CFSC's common stock, (ii) stock powers executed by the Pledgor for each certificate representing the CFSC Shares, and (iii) a letter addressed to the transfer agent of the company authorizing the Transfer Agent to transfer such CFSC Shares into the name of the Secured Parties.

     1.3 (a) Upon Wonderly gaining control of the shares of Pledgor's stock held pursuant to the Online Pledge Agreement, the Escrow shall release to the Secured Parties (i) the CFSC Shares, (ii) stock powers and (iii) a letter from the Pledgors authorizing the transfer agent of the Company to transfer the CFSC Shares to the Secured Party.

          (b) Upon exercise and payment in full or termination of the Put Options, the Escrow Agent shall return the CFSC Shares to the Pledgor, less any shares released to the Secured Parties pursuant Section 1.3(a).

          (c) Upon the Escrow Agent's completion of its obligations under Sections 1.3(a) or (b) this Agreement shall terminate and the Escrow Agent shall have no further liability hereunder.

     1.4 This Agreement may be altered or amended only with the written consent of all of the parties hereto. Should the Pledgor or the Secured Parties attempt to change this Agreement in a manner, which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Pledgor and the Secured Parties in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Pledgor and the Secured Parties that a successor escrow agent has been appointed, shall be to hold and preserve the Shares that are in his possession. Upon receipt by the Escrow Agent of said notice from the Pledgor and the Secured Parties of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the CFSC Shares, the Escrow Agent shall promptly thereafter transfer all of the CFSC Shares that it is still holding in escrow, to said successor escrow agent. Immediately after said transfer of the CFSC Shares, the Escrow Agent shall furnish the Pledgors and Secured Parties with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Pledgor or the Secured Parties after notice of resignation or removal has been given.

     1.5 The Escrow Agent shall be reimbursed by the Pledgor and the Secured Parties for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel, upon whose advice the Escrow Agent may rely. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties to the Pledgor or the Secured Parties in connection with this transaction. The Escrow Agent has no liability hereunder to either party other than to hold the CFSC Shares received by the Secured Parties and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by Secured Parties.

     1.6 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     1.7 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     1.8 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     1.9 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.

     1.10 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the CFSC Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the CFSC Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the CFSC Shares and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of New York in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                    ---------
                                  MISCELLANEOUS

     2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

     2.3 This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.4 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     2.5 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in New York, New York before a panel of three (3) arbitrators.

     2.6 All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to the Secured Parties, to:

the addresses set forth on Exhibit A hereto.

If to Terri Wonderly, to:

C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011


with a copy which shall not constitute notice to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

If to the Pledgor, to:

Online Processing, Inc.
1295 South Lewis Street
Anaheim, CA 92805


If to the Escrow Agent, to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017


     2.7 By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Transaction Documents.

     2.8 Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

     2.9 This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              SIGNTURE PAGE FOLLOWS

SECURED PARTIES:


/s/ Roger Henely
------------------------------------
         Roger Henely

/s/ Kenneth E. Bailey, Jr.
------------------------------------
         Kenneth E. Bailey, Jr.

/s/ William R. Shroyer
------------------------------------
         William R. Shroyer

/s/ Thomas A. Brewer
------------------------------------
         Thomas A. Brewer

/s/ Richard R. Holm
------------------------------------
         Richard R. Holm



Partners Resources, LLC


By:
   ---------------------------------


/s/ Peter Bowthorpe
------------------------------------
         Peter Bowthorpe

/s/ Joel A. Shapiro
------------------------------------
         Joel A. Shapiro

/s/ Patrick Shane
------------------------------------
         Patrick Shane

/s/ Barry Alexander
------------------------------------
         Barry Alexander

/s/ Mitchell J. Weiner
------------------------------------
         Mitchell J. Weiner

/s/ Richard H. Rosenblum
------------------------------------
         Richard H. Rosenblum




PLEDGOR:


Online Processing, Inc.


By:
   ---------------------------------

AGENT:

KAUFMAN, FEINER, YAMIN, GILDIN &
ROBBINS LLP


By /s/ Richard H. Rosenblum
   ---------------------------------
         Richard H. Rosenblum


/s/ Terri Wonderly
------------------------------------
         Terri Wonderly

                                    EXHIBIT A

Secured Party                        CFS Shares
-------------                        ----------
                                     to be issued upon default
                                     -------------------------

Roger Henly                                 20,300
530 Abenida Victoria #F
San Clemente, CA 92672

Kenneth E. Bailey, Jr.                         504
P.O. Box  164
Kenwood, CA  95452

William R. Shroyer                             504
1469 Golf Course Drive
Windsor, CA 94952

Thomas A. Brewer                               504
2320 Gads Hill Street
Santa Rosa, CA 95401

Richard R. Holm                                504
208 Chicago Avenue North
Wayzata, MN 55391

Partners Resources LLC                       2,030
5973 Avenida Encinas, Suite 316
Carlsbad, CA 92008

Peter Bowthorpe                             12,993
6 The Homestead
Sea Road, East Preston,
Little Hampton
West Sussex BN1616W, United Kingdom

Joel A. Shapiro                             10,815
65 Shrewsbury Road
Livingston, NJ 07039

Patrick Shane                               10,815
601 Lake Avenue
Altamonte Springs, FL 32701

Barry Alaxander                              2,604
33948 N. 81ST STREET
SCOTTSDSALE, AZ. 85262

Mitchell J. Weiner                           3,864
2005 Ocean Walk Terrace
Townhouse 310
Lauderdale by the Sea, FL 33062

Richard H. Rosenblum                         1,831
122 Marlborough Road
Scarborough, New York 10510

                                OPTION AGREEMENT

         This option agreement (the "Agreement") dated as of February 28, 2003, is entered into by and between Online Processing, Inc., a Nevada corporation (the "Company") and Terri Wonderly ("Option Holder").

                                    Recitals
                                    --------

     A. Option Holder is the owner of 410,000 shares of the Company's common stock, par value $.001 (the "Shares").

     B. The Company desires to grant Option Holder the option to sell the Shares to the Company pursuant to the terms of this Agreement.

     Now therefore, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:


1. Grant of Option.
-------------------
     The Company hereby grants to the Option Holder, the right and option (hereinafter called the Option), to require the Company to buy all or any part of an aggregate of 410,000 Shares of the Company's common stock (such number being subject to adjustment as provided in paragraph 6 hereof) on the terms and conditions set forth herein.

     2. Purchase Price.
     ------------------
     The purchase price of the shares of the Common Stock covered by the Option shall be $.61 per share (such price being subject to adjustment as provided in paragraph 6 hereof).

     3. Term of Option.
     ------------------
     The term of this Option shall be three (3) years from the date of this grant. Notwithstanding the foregoing, this Option shall immediately expire and be of no further force and effect upon the exercise of all of the options granted by Option Holder to those certain holders (the "Call Options"), copies of which are attached hereto as Exhibit A.

     4. Vesting.
     -----------
     The Options shall vest and become exercisable in full 366 days from the date of this Agreement.


     5. Payment.
     -----------
     The purchase price of the Shares as to which the Option shall be exercised shall be paid in full by check, money order or wire transfer, at the option of the Option Holder, to the address set forth in Section 8 and all such payments shall be made payable to to:

                  T. Alan Owen & Associates, P.C.
                  Attorney IOLTA Account F/B/O
                  Terri Wonderly
                  Compass Bank
                  Arlington, TX
                  ABA No. 113010547
                  Account No. 70364360

     6. Changes in Capital Structure.
     --------------------------------
     If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split-up, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, separation, reorganization, or liquidation occurring after the date hereof, as a result of which shares of the Company's common stock holdings shall be changed into the same or a different number of shares of the same or another class or classes of stock, the price per share to paid by the Company to the Option Holder upon exercise of the Option, shall be appropriately adjusted so as to account for such change in the Company's capital structure. In no event shall the Company be required to pay more than $250,100 in the aggregate for the Shares, as adjusted, or shall the Option Holder be paid less than $250,100 upon exercise of the full Option granted herein.

     7. Method of Exercising Option.
     -------------------------------
     Subject to the terms and conditions of this Option, the Option may be exercised by written notice to the Company's Treasurer, in accordance with the provisions of Section 8 herein, presented any time prior to termination of this Option. The exercise date will be the date of the written notice to the Treasurer. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Accompanying such notice shall be certificates representing such number of Shares of the common stock of the Company as are then being sold to the Company pursuant to the exercise of the Option, which certificates shall be duly endorsed or accompanied by duly exercised stock powers transferring such Shares to the Company.

     8. Notices.
     -----------
     All notices and other communications under this Agreement must be in writing and will be deemed to have been given only if delivered in person or by internationally recognized commercial courier service such as UPS or Federal Express, as follows:

If to Option Holder, to:


Terri Wonderly
C/O T. Alan Owen & Associates, P.C.
1112 East Copland Road, Suite 420
Arlington, TX 76011


with a copy which shall not constitute notice to:

Louis E. Taubman, Esq.
Law Offices of Louis E. Taubman, P.C.
225 Broadway, Suite 1200
New York, NY 10007

If to the Company to:

Communications Field Services, Inc.
295 South Lewis Street
Anaheim, California 92805

Attn: Peter Bothorpe

with a copy which shall not constitute notice to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017


     9. Disclaimer.
     --------------
     The Company will not advise Option Holder as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Option Holder to consult with the Option Holder's tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated Options.

                                        3